Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

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Filed by a Party other than the Registrant  ☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

RESTAURANT BRANDS INTERNATIONAL INC.

RESTAURANT BRANDS INTERNATIONAL LIMITED PARTNERSHIP

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

IMPORTANT ANNUAL GENERAL MEETING INFORMATION Vote by Internet • Go to www.envisionreports.com/RBI2024 • Or scan the QR code with your smartphone • Follow the steps outlined on the secure website Fold Restaurant Brands International Inc. Meeting Notice Important Notice Regarding the Availability of Proxy Materials for the Restaurant Brands International Inc. Annual General Meeting to be Held on June 6, 2024 We are using the U.S. “notice-and-access” system for delivery of the proxy materials relating to this year’s annual general meeting of shareholders. Under Securities and Exchange Commission rules, instead of receiving a paper copy of the proxy materials you are receiving this notice that the proxy materials for the annual general meeting of shareholders are available on the Internet. Follow the instructions below to view the materials and vote online or request a paper copy. The items to be voted on and the location of the annual general meeting are on the reverse side. Your vote is important! This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The proxy statement and annual report to shareholders are available at: www.envisionreports.com/RBI2024 Easy Online Access — A Convenient Way to View Proxy Materials and Vote When you go online to view the proxy materials, you can also vote your shares. Step 1: Go to www.envisionreports.com/RBI2024 to view the proxy materials. Step 2: Click on Cast Your Vote. Fold Step 3: Follow the instructions on the screen to log in. Step 4: Make your selection as instructed on each screen to select delivery preferences and vote. You may also access our proxy materials in the investor relations section of our website at www.rbi.com and under our issuer profile at www.sedarplus.ca. When you go online, you can also help the environment by consenting to receive electronic delivery of future materials. Obtaining a Paper Copy of the Proxy Materials – If you want to receive a paper copy of the proxy materials, you must request one. There is no charge to you for requesting a paper copy. Please make your request for a paper copy as instructed on the reverse side on or before May 23, 2024 to facilitate timely delivery. How to Access RBI’s 2023 Report on Fighting Against Forced Labour and Child Labour in Supply Chains We are using notice-and-access to deliver our report prepared pursuant to the Fighting Against Forced Labour and Child Labour in Supply Chains Act (Canada) for the financial year ended December 31, 2023 to both our registered and non-registered shareholders. Shareholders may view the report online on our website at www.rbi.com/sustainability. Shareholders may request a paper copy of such report be sent to them by postal delivery at no cost to them. Requests may be made up to one year from the date hereof by sending an email to investor@rbi.com. TIHQ 01ZQOB

Restaurant Brands International Inc. Meeting Notice Restaurant Brands International Inc. Annual General Meeting of Shareholders will be held in person at the offices of Restaurant Brands International Inc., 130 King Street West, Suite 300, Toronto, Ontario, M5X 1E1 on June 6, 2024 and virtually at https://web.lumiagm.com/472358988 at 8:00 a.m. (Eastern Time). Proposals to be voted on at the meeting are listed below along with the Board of Directors’ recommendations, where applicable. The Board of Directors recommends that you vote FOR the following proposals. 1. Election of Directors. Nominees: Alexandre Behring Maximilien de Limburg Stirum J. Patrick Doyle Cristina Farjallat Jordana Fribourg Ali Hedayat Marc Lemann Jason Melbourne Daniel S. Schwartz Thecla Sweeney 2. Approval, on a non-binding advisory basis, of the compensation paid to named executive officers. 3. Appoint KPMG LLP as auditors. The Board of Directors recommends that you vote AGAINST the following proposals. 4. Shareholder proposal to require remote participation in shareholder meetings. 5. Shareholder proposal to require report on Board oversight of diversity and senior leadership diversity targets. 6. Shareholder proposal regarding water risk. 7. Shareholder proposal regarding antibiotics. 8. Shareholder proposal to require us to disclose our broiler KWIs, metrics for improving broiler welfare and how we are using KWIs and metrics to improve animal welfare. 9. Shareholder proposal regarding PMSG use in pork. 10. Shareholder proposal regarding reducing plastic use. 11. Shareholder proposal to require Board Chair to be independent. PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must vote online, by telephone or request a paper copy of the proxy materials to receive a proxy card. Your online vote or completed proxy card must be received by 11:59 p.m. (Eastern Time) on June 4, 2024 or, if the meeting is adjourned or postponed, no later than 8:00 a.m. (Eastern Time) on the last Business Day preceding the day of the reconvened meeting. If you wish to attend and vote at the meeting, please bring this notice with you. If you wish to appoint a person to attend and vote at the meeting on your behalf, please follow the instructions online or on the proxy card to appoint such person. For directions and additional information regarding attending the meeting, please consult the proxy materials or contact Investor Relations at investor@rbi.com. Here’s how to order a paper copy of the proxy materials and select a future delivery preference: Paper copies: Current and future paper delivery requests can be submitted via the telephone, Internet or email options below. Email copies: Current and future email delivery requests must be submitted via the Internet following the instructions below. If you request an email copy of current proxy materials you will receive an email with a link to the materials. PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a set of proxy materials. Internet – Go to www.envisionreports.com/RBI2024. Click Cast Your Vote. Follow the instructions to log in and order a paper copy of the current proxy materials and submit your preference for email or paper delivery of future proxy materials. Telephone – Call us free of charge at 1-866-962-0498 and follow the instructions to log in and order a paper copy of the proxy materials by mail for the current meeting. You can also submit a preference to receive a paper copy for future meetings. Email – Send email to service@computershare.com with “Proxy Materials Restaurant Brands International Inc.” in the subject line. Include in the message your full name and address, plus the number located in the shaded bar on the reverse side, and state in the email that you want a paper copy of current proxy materials. You can also state your preference to receive a paper copy for future meetings. To facilitate timely Part delivery, all requests for a paper copy of the proxy materials must be received on or before May 23, 2024. 01ZQPE

To Vote Using the Telephone To Vote Using the Internet To Receive Documents Electronically To Virtually Attend the Meeting 8th Floor, 100 University Avenue Toronto, Ontario M5J 2Y1 www.computershare.com Form of Proxy - Annual General Meeting to be held on June 6, 2024 01ZQKA This Form of Proxy is solicited by and on behalf of Management of Restaurant Brands International Inc. Fold Fold VOTE USING THE TELEPHONE OR INTERNET 24 HOURS A DAY 7 DAYS A WEEK! To vote by telephone or the Internet, you will need to provide your CONTROL NUMBER listed below. If you vote by telephone or the Internet, DO NOT mail back this proxy. Voting by mail may be the only method for securities held in the name of a corporation or securities being voted on behalf of another individual. Voting by mail or by Internet are the only methods by which a holder may appoint a person as proxyholder other than the Management nominees named on the reverse of this proxy. Instead of mailing this proxy, you may choose one of the two voting methods outlined above to vote this proxy. Notes to proxy 1. Every holder has the right to appoint some other person or company of their choice, who need not be a holder, to attend and act on their behalf at the meeting or any adjournment or postponement thereof. If you wish to appoint a person or company other than the persons whose names are printed herein, please insert the name of your chosen proxyholder in the space provided (see reverse). 2. If the securities are registered in the name of more than one owner (for example, joint ownership, trustees, executors, etc.), then all those registered should sign this proxy. If you are voting on behalf of a corporation or another individual you must sign this proxy with signing capacity stated, and you may be required to provide documentation evidencing your power to sign this proxy. 3. This proxy should be signed in the exact manner as the name(s) appear(s) on the proxy. 4. If this proxy is not dated, it will be deemed to bear the date on which it is mailed by Management to the holder. 5. The securities represented by this proxy will be voted as directed by the holder, however, if such a direction is not made in respect of any matter, this proxy will be voted as recommended by the Board of Directors. 6. The securities represented by this proxy will be voted in favour or withheld from voting or voted against each of the matters described herein, as applicable, in accordance with the instructions of the holder, on any ballot that may be called for and, if the holder has specified a choice with respect to any matter to be acted on, the securities will be voted accordingly. 7. This proxy confers discretionary authority in respect of amendments or variations to matters identified in the Notice of Meeting or other matters that may properly come before the meeting or any adjournment or postponement thereof. 8. This proxy should be read in conjunction with the accompanying documentation provided by Management and the Board of Directors. 9. If the meeting is adjourned or postponed, your proxy must be received by 8:00 a.m. (Eastern Time) on the last business day preceding the day of the reconvened meeting. Proxies submitted must be received by 11:59 p.m. (Eastern Time) on June 4, 2024. CONTROL NUMBER • Call the number listed BELOW from a touch tone telephone. • Go to the following web site: www.investorvote.com • Smartphone? Scan the QR code to vote now. • You can enroll to receive future securityholder communications electronically by visiting www.investorcentre.com. • You can attend the meeting virtually by visiting the URL provided on the back of this proxy. Mr A Sample Designation (if any) Add1 Add2 add3 add4 add5 add6 C1234567890 XXX 000001 123 CPUQC01.E.INT/000001/i1234 123456789012345 Holder Account Number Security Class 1-866-732-VOTE (8683) Toll Free

01ZQLD Fold Fold AR0 I/We, being holder(s) of Restaurant Brands International Inc. common shares hereby appoint: Jill Granat, or failing this person, Joshua Kobza Appointment of Proxyholder Print the name of the person you are appointing if this person is someone other than the Management Nominees listed herein. OR as my/our proxyholder with full power of substitution and to attend, act and to vote for and on behalf of the shareholder in accordance with the following directions (or if no directions have been given, as the proxyholder sees fit) on all proposals set forth below and all other matters that may properly come before the Annual General Meeting of shareholders of Restaurant Brands International Inc. to be held in person at the offices of Restaurant Brands International Inc., 130 King Street West, Suite 300, Toronto, Ontario, M5X 1E1 and via live webcast online at: https://web.lumiagm.com/472358988 on June 6, 2024 at 8:00 a.m. (Eastern Time) and at any adjournment or postponement thereof. The Board of Directors recommends a vote “FOR” proposals 1, 2, 3 and recommends a vote “AGAINST” proposals 4 to 11. 364873 Note: If completing the appointment box above and you or your appointee intend on attending online YOU MUST go to http://www.computershare.com/RBI and provide Computershare with the name and email address of the person you are appointing. Computershare will use this information ONLY to provide the appointee with a user name to gain entry to the online meeting. If the appointee is attending the meeting in person, this step is NOT required. Authorized Signature(s) – This section must be completed for your instructions to be executed. I/We authorize you to act in accordance with my/our instructions set out above. I/We hereby revoke any proxy previously given with respect to the Meeting. If no voting instructions are indicated above, this Proxy will be voted as recommended by the Board of Directors. MM / DD / YY Date Signature(s) 3. Appointment of Auditors Appoint KPMG LLP as our auditors to serve until the close of the 2025 Annual General Meeting of Shareholders and authorize our directors to fix the auditors’ remuneration. For Withhold 1. Election of Directors 2. Say-On-Pay Approval, on a non-binding advisory basis, of the compensation paid to named executive officers. Withhold For Against 4. Shareholder Proposal Consider a shareholder proposal to require remote participation in shareholder meetings. 5. Shareholder Proposal Consider a shareholder proposal to require report on Board oversight of diversity and senior leadership diversity targets. 6. Shareholder Proposal Consider a shareholder proposal regarding water risk. 7. Shareholder Proposal Consider a shareholder proposal regarding antibiotics. 8. Shareholder Proposal Consider a shareholder proposal to require us to disclose our broiler KWIs, metrics for improving broiler welfare and how we are using our KWIs and metrics to improve animal welfare. 9. Shareholder Proposal Consider a shareholder proposal regarding PMSG use in pork. 10. Shareholder Proposal Consider a shareholder proposal regarding reducing plastic use. 11. Shareholder Proposal Consider a shareholder proposal to require Board Chair to be independent. Withhold For Against For Against For Against For Against 01. Alexandre Behring 04. Cristina Farjallat 02. Maximilien de Limburg Stirum 05. Jordana Fribourg 03. J. Patrick Doyle 06. Ali Hedayat 07. Marc Lemann 08. Jason Melbourne 09. Daniel S. Schwartz 10. Thecla Sweeney Abstain Abstain Abstain C1234567890 XXX 123 MR SAM SAMPLE TIHQ 999999999999 XXXX